Exhibit 10.6

PLEDGE AGREEMENT

(Accounts)

This Pledge Agreement (this “Agreement”) is entered into as of November __, 2022, by and between BitNile Holdings, Inc., a Delaware corporation, and JGB Collateral, LLC, as collateral agent (“Secured Party”).

WHEREAS, reference is made to that certain Loan and Guaranty Agreement dated as of the date hereof by and among Pledgor, as a borrower, the other borrowers and guarantors party thereto, the lenders party thereto, and the Secured Party (as may be amended, modified, supplemented or restated from time to time, the “Loan Agreement”). Capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement.

WHEREAS, it is a condition to Lenders’ obligation to make the Term Loan under the Loan Agreement that Pledgor execute and deliver this Agreement; and

WHEREAS, Pledgor has agreed to grant a Lien in, and pledge and assign as applicable, the Collateral (as defined below) to Secured Party, as herein provided.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto agree as follows:

1.        Security Interest. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby pledges, assigns and grants to Secured Party on behalf of the Lenders a first priority security interest in Pledgor’s right, title and interest in, to and under all of the following assets, whether now owned or existing or hereafter acquired or arising, and wherever located (collectively, the “Collateral”) to secure the payment and the performance of the Secured Obligations:

(a)       the deposit account listed on Schedule 1 hereto (including any subaccount or substitute or successor account, the “Collateral Account”) and all cash which may from time to time be deposited, credited, held or carried in the Collateral Account; and

(b)       all proceeds (as defined in the UCC) of the foregoing.

2.       Secured Obligations. “Secured Obligations” means the Obligations as defined in the Loan Agreement and all amounts owed by Pledgor under this Agreement, including without limitation, Secured Party’s costs and expenses to obtain, preserve, perfect, defend and enforce the Lien created by this Agreement.

3.           Pledgor’s Warranties. Pledgor hereby represents and warrants to Secured Party that:

(a)       Ownership of Collateral. Pledgor owns the Collateral pledged by it hereunder free and clear of all Liens and has full power and authority to grant to Secured Party the security interest in such Collateral.

(b)       Due Authorization; Binding Obligation. Pledgor has full power and authority to grant to Secured Party the security interest in the Collateral pledged by it hereunder. The security interest in the Collateral granted pursuant to this Agreement is a first priority and valid and binding security interest in the Collateral subject to no Liens.

(c)       No Consent. No consent or approval from any Person is required on the part of Pledgor for the pledge of the Collateral by it hereunder or the exercise of Secured Party’s rights and remedies hereunder.

(d)       Perfection. By virtue of the execution and delivery by Pledgor of the Account Control Agreement with respect to the Collateral Account, the security interest created in favor of Secured Party in the Collateral will constitute a perfected, first priority security interest securing the Secured Obligations.

4.            Pledgor’s Covenants. Until full payment and performance of all of the Secured Obligations:

(a)       Ownership of Collateral. Pledgor shall keep the Collateral free from all Liens. Pledgor shall defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Secured Party.

(b)       Disposition of Collateral. Pledgor will not sell, lease, license, withdraw or otherwise dispose of any of the Collateral except as expressly set forth in the Loan Agreement.

(c)       Secured Party’s Costs. Pledgor shall pay all reasonable costs incurred by Secured Party to obtain, preserve, perfect, defend and enforce the Lien created by this Agreement (including the preparation of this Agreement), collect the Secured Obligations, and preserve, defend, enforce and collect the Collateral, including but not limited to the payment of taxes, assessments, reasonable attorney’s fees, legal expenses and expenses of sales. Whether the Collateral is or is not in Secured Party’s possession, and without any obligation to do so and without waiving Pledgor’s default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses and discharge Liens, on the Collateral, and such payments shall be a part of the Secured Obligations and, if not paid within the prescribed time period, bear interest at the default rate set forth in the Loan Agreement. Pledgor agrees to reimburse Secured Party on demand for any costs so incurred.

(d)       Financing Statements; Control. No financing statement or similar document covering all or any part of the Collateral is, or shall be, maintained on file in any public office (except in favor of Secured Party). Pledgor will, at the request of Secured Party, join Secured Party in executing and/or filing, or execute and/or deliver to Secured Party, any and all instruments and documents in all applicable jurisdictions necessary or appropriate in the judgment of Secured Party, or take any other action requested by Secured Party, in each case, to obtain, maintain and perfect its first priority security interest in, and Lien on the Collateral.

(e)       Notice of Changes. Without at least thirty (30) days’ prior written notice to Secured Party, Pledgor not shall change its name, or the name under which Pledgor does business, or the form or jurisdiction of Pledgor’s organization. Without the prior written consent of Secured Party, Pledgor may note permit any change to the account number of its Collateral Account.

(f)       Information. Pledgor shall promptly furnish Secured Party with any information or writings which Pledgor may reasonably request concerning the Collateral Account.

(g)       Further Assurance. At any time and from time to time, upon request of Secured Party, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take or cause to be taken such further actions as Secured Party may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

5.           Power of Attorney. Pledgor hereby irrevocably constitutes and appoints (which appointment is coupled with an interest) Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Pledgor or in its own name, to take, after the occurrence of an Event of Default and from time to time thereafter during the continuation thereof, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, collecting all checks and other orders for the payment of money made payable to Pledgor with respect to the Collateral and applying the proceeds received therefrom in accordance with the Loan Agreement; however, nothing in this Section shall be construed to obligate Secured Party to take any action hereunder nor shall Secured Party be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and given by way of security to secure the obligations of Pledgor owed herein, is irrevocable, and shall continue until the Secured Obligations have been indefeasibly paid and performed in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted by Administrative Agent or any Lender).

6.            Default.

(a)       Event of Default. As used herein, “Event of Default” means any “Event of Default” under the Loan Agreement.

(b)       Rights and Remedies. If an Event of Default shall occur and be continuing, upon the request of the Required Lenders, Secured Party shall be entitled to (but shall not be required to) exercise, on behalf of itself and the Lenders, all rights and remedies granted in this Agreement, any other Loan Document, and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the UCC or any other applicable Law, or in equity (including any law governing the exercise of a bank’s right of setoff or bankers’ liens). If an Event of Default shall occur and be continuing, without any notice to Pledgor or any other Person except as required by law, Secured Party may deliver a notice to the account bank taking exclusive control of the Collateral Account pursuant to the Account Control Agreement. Without limiting the generality of the foregoing with regard to the scope of Secured Party’s remedies, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by any applicable Law referred to below) to or upon Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral.

7.            General.

(a)       Reference to the Loan Agreement. The terms, conditions, and provisions of the Loan Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Secured Obligations are paid and performed in full.

(b)       Continuing Lien. This Agreement creates a continuing Lien on the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted by Secured Party or any Lender); and (ii) inure to the benefit of the Lenders and the Secured Party and be enforceable by Secured Party and its successors and permitted transferees and assigns.

(c)       Parties Bound; Assignment.

(i)       This Agreement shall be binding on Pledgor and Pledgor’s successors and assigns and shall inure to the benefit of the Secured Party and the Lenders.

(ii)       Pledgor may not, without the prior written consent of Secured Party, assign or delegate any rights, duties, or obligations hereunder.

(iii)       Secured Party may assign all or a portion of its respective rights and obligations under this Agreement in accordance with the Loan Agreement.

(d)        Waiver. No failure on the part of Secured Party or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No remedy, right or power conferred upon Secured Party or Lenders is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

(e)        Notice. Each notice and other communication delivered pursuant to this Agreement shall be given to each party at the address of such party set forth in and in accordance with Section 9 of the Loan Agreement.

(f)        Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Pledgor and Secured Party in accordance with the terms and conditions of the Loan Agreement. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

(g)        Severability. In case any provision in this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)       Applicable Law. This Agreement is a Loan Document entered into in connection with the Loan Agreement and shall be governed by, construed and interpreted in accordance with the governing Law and related provisions set forth in Section 10 of the Loan Agreement.

(i)        Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

8.         FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH PLEDGOR IS PARTY CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.

PLEDGOR:

BitNile Holdings, Inc.

By:
Name:
Title:

Signature Page to Account Pledge Agreement

SECURED PARTY:

JGB Collateral, LLC, as collateral agent

By:
Name: Brett Cohen
Title: President

Signature Page to Account Pledge Agreement

Schedule 1

Collateral Account

Pledgor’s account numbered _________________ at [BANK]

Schedule 1 to Account Pledge Agreement